UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2004

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



        Delaware                      1-9494                   13-3228013
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)


  727 Fifth Avenue, New York, New York                            10022
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

On November 11, 2004, Tiffany & Co. issued a press release announcing its unaudited earnings and results of operations for the third quarter ended October 31, 2004. The Company is furnishing a copy of the press release hereto as
Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits

      (c)      Exhibits

               99.1     Press Release issued November 11, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TIFFANY & CO.


                                      BY:     /s/ James N. Fernandez
                                              ________________________________
                                              James N. Fernandez
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (principal financial officer)





Date: November 11, 2004

                                  EXHIBIT INDEX


Exhibit No.     Description

99.1            Text of Press Release issued by Tiffany & Co., dated
                November 11, 2004.